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                           VANGUARD TAX-MANAGED FUNDS(R)
                    VANGUARD(R) TAX-MANAGED INTERNATIONAL FUND
               SUPPLEMENT TO THE PROSPECTUSES DATED APRIL 12, 2002

Last year Morgan Stanley Capital International (MSCI) announced significant changes to the construction of the MSCI Europe, Australasia, Far East (MSCI
EAFE) Index, which is Vanguard Tax-Managed International Fund's benchmark. MSCI is implementing these changes in two stages. The first set of changes was made on November 30, 2001; the second set will occur on May 31, 2002. For several months, MSCI has been publishing two versions of the index. One version reflects the index as constructed prior to these changes. The other version (the provisional version) reflects the index as it will be constructed following the second set of changes on May 31, 2002.
     As of November 16, 2001, the Fund has completed both stages of the transition and has adopted the provisional version of the MSCI EAFE Index as its official benchmark. The Fund is currently tracking the provisional version of the MSCI EAFE Index (which will become the only version of the index after May 31, 2002). The Fund did not realize capital gains as a result of the transition.










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Vanguard Marketing Corporation, Distributor.                       PSMSC5 042002